Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended September 30		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$126,947	$105,907	$21,040	19.9%
Interest expense	34,446	32,128	2,318	7.2%

Net Interest Income	92,501	73,779	18,722	25.4%
Provision for loan losses	1,125	2,190	(1,065)	-48.6%
Investment securities gains	3,336	6,990	(3,654)	-52.3%
Other income	32,011	30,523	1,488	4.9%
Other expenses	70,688	59,550	11,138	18.7%

Income Before Income Taxes	56,035	49,552	6,483	13.1%
Income taxes	16,915	15,170	1,745	11.5%

Net Income	$39,120	$34,382	$4,738	13.8%

Fully taxable equivalent (FTE) net interest income	$94,876	$76,242	$18,634	24.4%

PER-SHARE DATA:
Net income:
Basic	$0.32	$0.30	$0.02	6.7%
Diluted	0.32	0.30	0.02	6.7%

Cash dividends	0.165	0.152	0.013	8.6%

ENDING BALANCES:
Total assets	$10,564,661	$9,280,289	$1,284,372	13.8%
Loans, net of unearned income	7,213,162	5,844,788	1,368,374	23.4%
Deposits	7,460,070	6,834,167	625,903	9.2%
Short-term borrowings	1,188,464	789,157	399,307	50.6%
Long-term debt	666,781	594,841	71,940	12.1%
Shareholders’ equity	1,128,023	927,476	200,547	21.6%

AVERAGE BALANCES:
Total assets	$10,546,594	$9,016,543	$1,530,051	17.0%
Loans, net of unearned income	7,159,211	5,683,795	1,475,416	26.0%
Deposits	7,461,511	6,704,347	757,164	11.3%
Short-term borrowings	1,208,379	695,550	512,829	73.7%
Long-term debt	654,969	595,466	59,503	10.0%
Shareholders’ equity	1,102,184	922,586	179,598	19.5%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Nine Months Ended September 30		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$362,907	$323,257	$39,650	12.3%
Interest expense	98,733	99,470	(737)	-0.7%

Net Interest Income	264,174	223,787	40,387	18.0%
Provision for loan losses	3,665	7,515	(3,850)	-51.2%
Investment securities gains	14,513	14,028	485	3.5%
Other income	90,100	89,684	416	0.5%
Other expenses	204,063	173,497	30,566	17.6%

Income Before Income Taxes	161,059	146,487	14,572	9.9%
Income taxes	48,229	44,000	4,229	9.6%

Net Income	$112,830	$102,487	$10,343	10.1%

Fully taxable equivalent (FTE) net interest income	$271,227	$231,077	$40,150	17.4%

PER-SHARE DATA:
Net income:
Basic	$0.95	$0.92	$0.03	3.3%
Diluted	0.94	0.91	0.03	3.3%

Cash dividends	0.482	0.441	0.041	9.3%

AVERAGE BALANCES:
Total assets	$10,276,534	$8,576,394	$1,700,140	19.8%
Loans, net of unearned income	6,766,049	5,473,055	1,292,994	23.6%
Deposits	7,210,202	6,401,222	808,980	12.6%
Short-term borrowings	1,278,517	634,745	643,772	101.4%
Long-term debt	627,384	559,128	68,255	12.2%
Shareholders’ equity	1,051,353	884,400	166,953	18.9%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	September 30 2004	June 30 2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$126,947	$122,024	$4,923	4.0%
Interest expense	34,446	33,318	1,128	3.4%

Net Interest Income	92,501	88,706	3,795	4.3%
Provision for loan losses	1,125	800	325	40.6%
Investment securities gains	3,336	5,349	(2,013)	-37.6%
Other income	32,011	31,674	337	1.1%
Other expenses	70,688	70,898	(210)	-0.3%

Income Before Income Taxes	56,035	54,031	2,004	3.7%
Income taxes	16,915	16,167	748	4.6%

Net Income	$39,120	$37,864	$1,256	3.3%

Fully taxable equivalent (FTE) net interest income	$94,876	$91,038	$3,838	4.2%

PER-SHARE DATA:
Net income:
Basic	$0.32	$0.31	$0.01	3.2%
Diluted	0.32	0.31	0.01	3.2%

Cash dividends	0.165	0.165	—	0.0%

ENDING BALANCES:
Total assets	$10,564,661	$10,556,421	$8,240	0.1%
Loans, net of unearned income	7,213,162	7,042,311	170,851	2.4%
Deposits	7,460,070	7,430,988	29,082	0.4%
Short-term borrowings	1,188,464	1,241,522	(53,058)	-4.3%
Long-term debt	666,781	654,886	11,895	1.8%
Shareholders’ equity	1,128,023	1,107,482	20,541	1.9%

AVERAGE BALANCES:
Total assets	$10,546,594	$10,603,544	$(56,950)	-0.5%
Loans, net of unearned income	7,159,211	6,946,626	212,585	3.1%
Deposits	7,461,511	7,448,275	13,236	0.2%
Short-term borrowings	1,208,379	1,282,657	(74,278)	-5.8%
Long-term debt	654,969	656,803	(1,834)	-0.3%
Shareholders’ equity	1,102,184	1,101,590	594	0.1%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	September 30		Variance
	2004	2003	$	%
	(in thousands)
ASSETS
Cash and due from banks	$305,695	$333,253	$(27,558)	-8.3%
Interest-bearing deposits	12,566	7,514	5,052	67.2%
Mortgage loans held for sale	150,452	53,707	96,745	180.1%
Investment securities	2,343,686	2,705,463	(361,777)	-13.4%

Loans, net of unearned income	7,213,162	5,844,788	1,368,374	23.4%
Less: Allowance for loan losses	(86,827)	(77,857)	(8,970)	11.5%

Net Loans	7,126,335	5,766,931	1,359,404	23.6%

Premises and equipment	130,874	121,822	9,052	7.4%
Accrued interest receivable	38,651	31,385	7,266	23.2%
Goodwill	279,514	123,565	155,949	126.2%
Other assets	176,888	136,649	40,239	29.4%

Total Assets	$10,564,661	$9,280,289	$1,284,372	13.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest bearing	$1,427,008	$1,259,811	$167,197	13.3%
Interest-bearing	6,033,062	5,574,356	458,706	8.2%

Total Deposits	7,460,070	6,834,167	625,903	9.2%

Short-term borrowings:
Federal funds purchased	662,509	387,343	275,166	71.0%
Other short-term borrowings	525,955	401,814	124,141	30.9%

Total Short-Term Borrowings	1,188,464	789,157	399,307	50.6%

Accrued interest payable	27,603	26,766	837	3.1%
Other liabilities	93,720	75,882	17,838	23.5%
Long-term debt	666,781	594,841	71,940	12.1%
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	—	32,000	(32,000)	-100.0%

Total Liabilities	9,436,638	8,352,813	1,083,825	13.0%

Shareholders’ equity:
Common stock	321,277	284,962	36,315	12.7%
Additional paid in capital	889,595	636,934	252,661	39.7%
Retained earnings	57,106	99,014	(41,908)	-42.3%
Accumulated other comprehensive (loss) income, net	(2,072)	4,569	(6,641)	-145.3%
Less: Treasury stock, at cost	(137,883)	(98,003)	(39,880)	40.7%

Total Shareholders’ Equity	1,128,023	927,476	200,547	21.6%

Total Liabilities and Shareholders’ Equity	$10,564,661	$9,280,289	$1,284,372	13.8%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial, industrial and financial	$1,848,058	$1,526,952	$321,106	21.0%
Commercial - agricultural	316,323	196,761	119,562	60.8%
Real estate - construction	580,323	309,122	271,201	87.7%
Real estate - residential mortgage	528,421	447,025	81,396	18.2%
Real estate - commercial mortgage	2,284,755	1,932,735	352,020	18.2%
Real estate - home equity	1,053,333	827,303	226,030	27.3%
Consumer	529,413	537,512	(8,099)	-1.5%
Leasing and other	72,536	67,378	5,158	7.7%

Total Loans, net of unearned income	$7,213,162	$5,844,788	$1,368,374	23.4%

Deposits, by type:
Noninterest-bearing demand	$1,427,008	$1,259,811	$167,197	13.3%
Interest-bearing demand	1,391,071	1,266,762	124,309	9.8%
Savings deposits	1,889,543	1,770,143	119,400	6.7%
Time deposits	2,752,448	2,537,451	214,997	8.5%

Total Deposits	$7,460,070	$6,834,167	$625,903	9.2%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended September 30		Variance
	2004	2003	$	%
	(in thousands)
Interest Income:
Loans, including fees	$103,033	$85,159	$17,874	21.0%
Investment securities:
Taxable	18,247	16,512	1,735	10.5%
Tax-exempt	2,407	2,740	(333)	-12.2%
Dividends	1,035	904	131	14.5%
Other interest income	2,225	592	1,633	275.8%

Total Interest Income	126,947	105,907	21,040	19.9%

Interest Expense:
Deposits	22,644	22,773	(129)	-0.6%
Short-term borrowings	3,840	1,515	2,325	153.5%
Long-term debt	7,962	7,840	122	1.6%

Total Interest Expense	34,446	32,128	2,318	7.2%

Net Interest Income	92,501	73,779	18,722	25.4%
Provision for Loan Losses	1,125	2,190	(1,065)	-48.6%

Net Interest Income after Provision	91,376	71,589	19,787	27.6%

Other Income:
Investment management & trust services	8,650	8,527	123	1.4%
Service charges on deposit accounts	10,182	9,810	372	3.8%
Other service charges and fees	5,367	4,782	585	12.2%
Mortgage banking income	6,092	6,100	(8)	-0.1%
Investment securities gains	3,336	6,990	(3,654)	-52.3%
Other	1,720	1,304	416	31.9%

Total Other Income	35,347	37,513	(2,166)	-5.8%

Other Expenses:
Salaries and employee benefits	42,464	35,516	6,948	19.6%
Net occupancy expense	6,159	4,982	1,177	23.6%
Equipment expense	2,705	2,618	87	3.3%
Data processing	2,915	2,864	51	1.8%
Advertising	1,631	1,570	61	3.9%
Intangible amortization	1,233	622	611	98.2%
Other	13,581	11,378	2,203	19.4%

Total Other Expenses	70,688	59,550	11,138	18.7%

Income Before Income Taxes	56,035	49,552	6,483	13.1%
Income Taxes	16,915	15,170	1,745	11.5%

Net Income	$39,120	$34,382	$4,738	13.8%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.32	$0.30	0.02	6.7%
Diluted	0.32	0.30	0.02	6.7%

Cash dividends	$0.165	$0.152	0.013	8.6%
Book value	9.32	8.14	1.18	14.5%
Tangible book value	6.85	6.89	(0.04)	-0.6%

Weighted average shares (basic)	121,496	113,249	8,247	7.3%
Weighted average shares (diluted)	122,712	114,168	8,544	7.5%
Shares outstanding, end of period	121,003	113,989	7,014	6.2%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.48%	1.51%	-0.03%	-2.0%
Return on average equity	14.12%	14.79%	-0.67%	-4.5%
Return on average equity (tangible)	19.37%	16.95%	2.42%	14.3%
Net interest margin	3.88%	3.62%	0.26%	7.2%
Efficiency ratio	54.7%	55.2%	-0.5%	-0.8%
Average equity to average assets	10.5%	10.2%	0.2%	2.1%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended September 30
	2004			2003
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$7,159,211	$103,033	5.73%	$5,683,795	$85,159	5.94%
Taxable investment securities	2,037,040	18,247	3.56%	2,218,346	16,512	2.95%
Tax-exempt investment securities	262,962	2,407	3.64%	287,297	2,740	3.78%
Equity securities	138,264	1,035	2.98%	128,064	904	2.80%

Total Investment Securities	2,438,266	21,689	3.54%	2,633,707	20,156	3.04%

Short-term investments	126,089	2,225	7.02%	51,398	592	4.57%

Total Interest-earning Assets	9,723,566	126,947	5.19%	8,368,900	105,907	5.02%

Noninterest-earning assets:
Cash and due from banks	326,204			302,248
Premises and equipment	130,776			125,835
Other assets	453,196			296,306
Less: Allowance for loan losses	(87,148)			(76,746)

Total Assets	$10,546,594			$9,016,543

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,399,005	$1,863	0.53%	$1,213,594	$1,426	0.47%
Savings deposits	1,868,650	2,972	0.63%	1,709,803	2,468	0.57%
Time deposits	2,764,597	17,809	2.56%	2,522,767	18,879	2.97%

Total Interest-bearing Deposits	6,032,252	22,644	1.49%	5,446,164	22,773	1.66%

Short-term borrowings	1,208,379	3,840	1.26%	695,550	1,515	0.86%
Long-term debt	654,969	7,962	4.84%	595,466	7,840	5.22%

Total Interest-bearing Liabilities	7,895,600	34,446	1.74%	6,737,180	32,128	1.89%

Noninterest-bearing liabilities:
Demand deposits	1,429,259			1,258,183
Other	119,551			98,594

Total Liabilities	9,444,410			8,093,957

Shareholders’ equity	1,102,184			922,586

Total Liabilities and Shareholders’ Equity	$10,546,594			$9,016,543

Net interest income		$92,501			$73,779

Net interest margin (FTE)			3.88%			3.62%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Nine Months Ended September 30		Variance
	2004	2003	$	%
		(in thousands)
Interest Income:
Loans, including fees	$288,358	$254,812	$33,546	13.2%
Investment securities:
Taxable	59,635	55,636	3,999	7.2%
Tax-exempt	7,480	7,786	(306)	-3.9%
Dividends	2,979	3,205	(226)	-7.1%
Other interest income	4,455	1,818	2,637	145.0%

Total Interest Income	362,907	323,257	39,650	12.3%

Interest Expense:
Deposits	65,339	72,480	(7,141)	-9.9%
Short-term borrowings	10,302	4,960	5,342	107.7%
Long-term debt	23,092	22,030	1,062	4.8%

Total Interest Expense	98,733	99,470	(737)	-0.7%

Net Interest Income	264,174	223,787	40,387	18.0%
Provision for Loan Losses	3,665	7,515	(3,850)	-51.2%

Net Interest Income after Provision	260,509	216,272	44,237	20.5%

Other Income:
Investment management & trust services	25,932	25,679	253	1.0%
Service charges on deposit accounts	29,616	28,527	1,089	3.8%
Other service charges and fees	15,363	14,076	1,287	9.1%
Mortgage banking income	14,565	17,892	(3,327)	-18.6%
Investment securities gains	14,513	14,028	485	3.5%
Other	4,624	3,510	1,114	31.7%

Total Other Income	104,613	103,712	901	0.9%

Other Expenses:
Salaries and employee benefits	121,622	103,330	18,292	17.7%
Net occupancy expense	17,536	14,869	2,667	17.9%
Equipment expense	8,095	7,886	209	2.7%
Data processing	8,602	8,504	98	1.2%
Advertising	5,073	4,589	484	10.5%
Intangible amortization	3,580	1,341	2,239	167.0%
Other	39,555	32,978	6,577	19.9%

Total Other Expenses	204,063	173,497	30,566	17.6%

Income Before Income Taxes	161,059	146,487	14,572	9.9%
Income Taxes	48,229	44,000	4,229	9.6%

Net Income	$112,830	$102,487	$10,343	10.1%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.95	$0.92	$0.03	3.3%
Diluted	0.94	0.91	0.03	3.3%

Cash dividends	$0.482	$0.441	0.041	9.3%
Book value	9.32	8.14	1.18	14.5%
Tangible book value	6.85	6.89	(0.04)	-0.6%

Weighted average shares (basic)	119,110	111,733	7,377	6.6%
Weighted average shares (diluted)	120,298	112,547	7,751	6.9%
Shares outstanding, end of period	121,003	113,989	7,014	6.2%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.47%	1.60%	-0.13%	-8.1%
Return on average equity	14.34%	15.49%	-1.15%	-7.4%
Return on average equity (tangible)	18.38%	17.19%	1.19%	6.9%
Net interest margin	3.80%	3.86%	-0.06%	-1.6%
Efficiency ratio	55.5%	53.7%	1.8%	3.3%
Average equity to average assets	10.2%	10.3%	-0.1%	-0.8%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Nine Months Ended September 30
	2004			2003
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
			(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,766,049	$288,358	5.69%	$5,473,055	$254,812	6.22%
Taxable investment securities	2,245,667	59,635	3.55%	2,074,940	55,636	3.58%
Tax-exempt investment securities	270,637	7,480	3.69%	260,266	7,786	4.00%
Equity securities	135,791	2,979	2.93%	129,895	3,205	3.30%

Total Investment Securities	2,652,095	70,094	3.53%	2,465,101	66,627	3.61%

Short-term investments	89,274	4,455	6.67%	48,977	1,818	4.96%

Total Interest-earning Assets	9,507,418	362,907	5.10%	7,987,133	323,257	5.41%

Noninterest-earning assets:
Cash and due from banks	319,905			279,633
Premises and equipment	127,660			123,681
Other assets	405,788			260,150
Less: Allowance for loan losses	(84,237)			(74,182)

Total Assets	$10,276,534			$8,576,415

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,343,681	$4,852	0.48%	$1,116,959	$4,545	0.54%
Savings deposits	1,828,788	8,115	0.59%	1,614,721	8,090	0.67%
Time deposits	2,679,615	52,372	2.61%	2,498,711	59,845	3.20%

Total Interest-bearing Deposits	5,852,084	65,339	1.49%	5,230,391	72,480	1.85%

Short-term borrowings	1,278,517	10,302	1.08%	634,745	4,960	1.04%
Long-term debt	627,384	23,092	4.92%	559,128	22,030	5.27%

Total Interest-bearing Liabilities	7,757,985	98,733	1.70%	6,424,264	99,470	2.07%

Noninterest-bearing liabilities:
Demand deposits	1,358,118			1,170,831
Other	109,078			96,920

Total Liabilities	9,225,181			7,692,015
Shareholders’ equity	1,051,353			884,400

Total Liabilities and Shareholders’ Equity	$10,276,534			$8,576,415

Net interest income		$264,174			$223,787

Net interest margin (FTE)			3.80%			3.86%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	September 30 2004	June 30 2004	$	%
	(in thousands)
ASSETS
Cash and due from banks	$305,695	$335,176	$(29,481)	-8.8%
Interest-bearing deposits	12,566	7,021	5,545	79.0%
Mortgage loans held for sale	150,452	144,050	6,402	4.4%
Investment securities	2,343,686	2,489,031	(145,345)	-5.8%

Loans, net of unearned income	7,213,162	7,042,311	170,851	2.4%
Less: Allowance for loan losses	(86,827)	(86,539)	(288)	0.3%

Net Loans	7,126,335	6,955,772	170,563	2.5%

Premises and equipment	130,874	130,721	153	0.1%
Accrued interest receivable	38,651	35,701	2,950	8.3%
Goodwill	279,514	276,592	2,922	1.1%
Other assets	176,888	182,357	(5,469)	-3.0%

Total Assets	$10,564,661	$10,556,421	$8,240	0.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest bearing	$1,427,008	$1,414,770	$12,238	0.9%
Interest-bearing	6,033,062	6,016,218	16,844	0.3%

Total Deposits	7,460,070	7,430,988	29,082	0.4%

Short-term borrowings:
Federal funds purchased	662,509	774,128	(111,619)	-14.4%
Other short-term borrowings	525,955	467,394	58,561	12.5%

Total Short-Term Borrowings	1,188,464	1,241,522	(53,058)	-4.3%

Accrued interest payable	27,603	25,273	2,330	9.2%
Other liabilities	93,720	96,270	(2,550)	-2.6%
Long-term debt	666,781	654,886	11,895	1.8%

Total Liabilities	9,436,638	9,448,939	(12,301)	-0.1%

Shareholders’ equity:
Common stock	321,277	321,277	—	0.0%
Additional paid in capital	889,595	892,022	(2,427)	-0.3%
Retained earnings	57,106	38,885	18,221	46.9%
Accumulated other comprehensive loss, net	(2,072)	(25,747)	23,675	-92.0%
Less: Treasury stock, at cost	(137,883)	(118,955)	(18,928)	15.9%

Total Shareholders’ Equity	1,128,023	1,107,482	20,541	1.9%

Total Liabilities and Shareholders’ Equity	$10,564,661	$10,556,421	$8,240	0.1%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial, industrial and financial	$1,848,058	$1,818,570	$29,488	1.6%
Commercial - agricultural	316,323	324,465	(8,142)	-2.5%
Real estate - construction	580,323	560,865	19,458	3.5%
Real estate - residential mortgage	528,421	504,320	24,101	4.8%
Real estate - commercial mortgage	2,284,755	2,240,228	44,527	2.0%
Real estate - home equity	1,053,333	1,004,532	48,801	4.9%
Consumer	529,413	522,576	6,837	1.3%
Leasing and other	72,536	66,755	5,781	8.7%

Total Loans, net of unearned income	$7,213,162	$7,042,311	$170,851	2.4%

Deposits, by type:
Noninterest-bearing demand	$1,427,008	$1,414,770	$12,238	0.9%
Interest-bearing demand	1,391,071	1,361,379	29,692	2.2%
Savings deposits	1,889,543	1,866,042	23,501	1.3%
Time deposits	2,752,448	2,788,797	(36,349)	-1.3%

Total Deposits	$7,460,070	$7,430,988	$29,082	0.4%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	September 30 2004	June 30 2004	$	%
	(in thousands)
Interest Income:
Loans, including fees	$103,033	$96,859	$6,174	6.4%
Investment securities:
Taxable	18,247	19,652	(1,405)	-7.1%
Tax-exempt	2,407	2,540	(133)	-5.2%
Dividends	1,035	992	43	4.3%
Other interest income	2,225	1,981	244	12.3%

Total Interest Income	126,947	122,024	4,923	4.0%

Interest Expense:
Deposits	22,644	22,345	299	1.3%
Short-term borrowings	3,840	3,135	705	22.5%
Long-term debt	7,962	7,838	124	1.6%

Total Interest Expense	34,446	33,318	1,128	3.4%

Net Interest Income	92,501	88,706	3,795	4.3%
Provision for Loan Losses	1,125	800	325	40.6%

Net Interest Income after Provision	91,376	87,906	3,470	3.9%

Other Income:
Investment management & trust services	8,650	8,637	13	0.2%
Service charges on deposit accounts	10,182	9,929	253	2.5%
Other service charges and fees	5,367	4,970	397	8.0%
Mortgage banking income	6,092	6,417	(325)	-5.1%
Investment securities gains	3,336	5,349	(2,013)	-37.6%
Other	1,720	1,721	(1)	-0.1%

Total Other Income	35,347	37,023	(1,676)	-4.5%

Other Expenses:
Salaries and employee benefits	42,464	42,195	269	0.6%
Net occupancy expense	6,159	5,859	300	5.1%
Equipment expense	2,705	2,749	(44)	-1.6%
Data processing	2,915	2,868	47	1.6%
Advertising	1,631	1,914	(283)	-14.8%
Intangible amortization	1,233	1,356	(123)	-9.1%
Other	13,581	13,957	(376)	-2.7%

Total Other Expenses	70,688	70,898	(210)	-0.3%

Income Before Income Taxes	56,035	54,031	2,004	3.7%
Income Taxes	16,915	16,167	748	4.6%

Net Income	$39,120	$37,864	$1,256	3.3%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.32	$0.31	0.01	3.2%
Diluted	0.32	0.31	0.01	3.2%

Cash dividends	$0.165	$0.165	—	0.0%
Book value	9.32	9.09	0.23	2.5%
Tangible book value	6.85	6.66	0.19	2.9%

Weighted average shares (basic)	121,496	122,118	(622)	-0.5%
Weighted average shares (diluted)	122,712	123,485	(773)	-0.6%
Shares outstanding, end of period	121,003	121,881	(878)	-0.7%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.48%	1.44%	0.04%	2.8%
Return on average equity	14.12%	13.82%	0.30%	2.2%
Return on average equity (tangible)	19.37%	17.84%	1.53%	8.6%
Net interest margin	3.88%	3.73%	0.15%	4.0%
Efficiency ratio	54.7%	56.7%	-2.0%	-3.5%
Average equity to average assets	10.5%	10.4%	0.1%	0.5%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	September 30, 2004			June 30, 2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$7,159,211	$103,033	5.73%	$6,946,626	$96,859	5.61%
Taxable investment securities	2,037,040	18,247	3.56%	2,299,834	19,652	3.44%
Tax-exempt investment securities	262,962	2,407	3.64%	272,891	2,540	3.74%
Equity securities	138,264	1,035	2.98%	137,528	992	2.90%

Total Investment Securities	2,438,266	21,689	3.54%	2,710,253	23,184	3.44%

Short-term investments	126,089	2,225	7.02%	122,375	1,981	6.51%

Total Interest-earning Assets	9,723,566	126,947	5.19%	9,779,254	122,024	5.02%

Noninterest-earning assets:
Cash and due from banks	326,204			332,653
Premises and equipment	130,776			130,737
Other assets	453,196			447,700
Less: Allowance for loan losses	(87,148)			(86,800)

Total Assets	$10,546,594			$10,603,544

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,399,005	$1,863	0.53%	$1,362,761	$1,634	0.48%
Savings deposits	1,868,650	2,972	0.63%	1,857,175	2,637	0.57%
Time deposits	2,764,597	17,809	2.56%	2,841,569	18,074	2.56%

Total Interest-bearing Deposits	6,032,252	22,644	1.49%	6,061,505	22,345	1.48%

Short-term borrowings	1,208,379	3,840	1.26%	1,282,657	3,135	0.98%
Long-term debt	654,969	7,962	4.84%	656,803	7,838	4.80%

Total Interest-bearing Liabilities	7,895,600	34,446	1.74%	8,000,965	33,318	1.67%

Noninterest-bearing liabilities:
Demand deposits	1,429,259			1,386,770
Other	119,551			114,219

Total Liabilities	9,444,410			9,501,954

Shareholders’ equity	1,102,184			1,101,590

Total Liabilities and Shareholders’ Equity	$10,546,594			$10,603,544

Net interest income		$92,501			$88,706

Net interest margin (FTE)			3.88%			3.73%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended September 30		Nine Months Ended September 30
	2004	2003	2004	2003
		(in thousands)
Gross charge-offs	$2,176	$2,854	$6,490	$9,765
Recoveries	1,139	807	3,840	2,713

Net Charge-offs	$1,037	$2,047	$2,650	$7,052

Net charge-offs to average loans	0.06%	0.14%	0.08%	0.17%

Non-accrual loans	$23,422	$27,155
Accruing loans 90+ days overdue	10,962	10,286
Other real estate owned	1,325	952

Total Non-Performing Assets	$35,709	$38,393

Non-accrual loans to total loans	0.32%	0.46%
Non-performing assets to total loans and OREO	0.49%	0.66%
Non-performing assets to total assets	0.34%	0.41%
Allowance to loans	1.20%	1.33%

	Quarter Ended
	September 30 2004	June 30 2004
	(in thousands)
Gross charge-offs	$2,176	$1,627
Recoveries	1,139	1,183

Net Charge-offs	$1,037	$444

Net charge-offs to average loans	0.06%	0.03%

Non-accrual Loans	$23,422	$21,961
Accruing loans 90+ days overdue	10,962	9,314
Other real estate owned	1,325	1,119

Total Non-Performing Assets	$35,709	$32,394

Non-accrual loans to total loans	0.32%	0.31%
Non-performing assets to total loans and OREO	0.49%	0.46%
Non-performing assets to total assets	0.34%	0.31%
Allowance to loans	1.20%	1.23%